Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.24%
Chile–3.91%
Liberty Latin America Ltd., Class C(a)	181,566	$3,059,387
China–42.09%
Alibaba Group Holding Ltd., ADR(a)	24,363	5,033,152
China Isotope & Radiation Corp.	733,200	2,114,169
Focus Media Information Technology Co. Ltd., A Shares	4,962,181	4,054,549
Gree Electric Appliances, Inc. of Zhuhai, A Shares	462,899	4,034,465
Haitian International Holdings Ltd.	619,000	1,328,127
Kweichow Moutai Co. Ltd., A Shares	15,690	2,333,992
New Oriental Education & Technology Group, Inc., ADR(a)	8,843	1,074,867
Ping An Insurance (Group) Co. of China Ltd., H Shares	389,000	4,400,820
Tencent Holdings Ltd.	83,500	3,964,837
Vipshop Holdings Ltd., ADR(a)	57,683	734,305
Virscend Education Co. Ltd.(b)	16,941,000	3,898,016
		32,971,299
Egypt–3.31%
Eastern Co. S.A.E.	2,733,079	2,595,947
India–1.57%
Housing Development Finance Corp. Ltd.	36,380	1,230,864
Indonesia–2.45%
PT United Tractors Tbk	1,374,500	1,920,483
Kenya–1.43%
East African Breweries Ltd.	528,400	1,120,114
Mexico–1.71%
Arca Continental S.A.B. de C.V.	236,900	1,341,625
Netherlands–5.06%
Prosus N.V.(a)	54,970	3,961,564
Nigeria–1.40%
Nigerian Breweries PLC	7,231,732	1,094,210
Philippines–1.29%
Bank of the Philippine Islands	621,060	1,008,931
Shares		Value
Poland–1.66%
Benefit Systems S.A.(a)	5,171	$1,302,614
Russia–10.00%
Moscow Exchange MICEX-RTS PJSC	1,037,501	1,783,237
Sberbank of Russia PJSC, ADR	102,211	1,629,631
Sberbank of Russia PJSC, ADR	138,985	2,215,699
Yandex N.V., Class A(a)	49,259	2,207,296
		7,835,863
South Korea–8.84%
Amorepacific Corp., Preference Shares(a)	18,976	1,313,888
Muhak Co. Ltd.(a)	139,326	960,764
NAVER Corp.	8,021	1,191,360
Samsung Electronics Co. Ltd., Preference Shares	87,688	3,459,055
		6,925,067
Taiwan–4.91%
King Slide Works Co. Ltd.	138,000	1,599,206
Taiwan Semiconductor Manufacturing Co. Ltd.	210,000	2,246,523
		3,845,729
Thailand–2.34%
Thai Beverage PCL	3,157,700	1,830,802
Turkey–2.27%
Ulker Biskuvi Sanayi A.S.(a)	457,835	1,775,617
Total Common Stocks & Other Equity Interests (Cost $69,957,981)		73,820,116
Money Market Funds–5.44%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	1,511,589	1,511,589
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	1,017,317	1,017,724
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	1,727,530	1,727,530
Total Money Market Funds (Cost $4,256,801)		4,256,843
TOTAL INVESTMENTS IN SECURITIES—99.68% (Cost $74,214,782)		78,076,959
OTHER ASSETS LESS LIABILITIES–0.32%		252,262
NET ASSETS–100.00%		$78,329,221

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at January 31, 2020 represented 4.98% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Emerging Markets Select Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Chile	$3,059,387	$—	$—	$3,059,387
China	6,842,324	26,128,975	—	32,971,299
Egypt	—	2,595,947	—	2,595,947
India	—	1,230,864	—	1,230,864
Indonesia	—	1,920,483	—	1,920,483
Kenya	—	1,120,114	—	1,120,114
Mexico	1,341,625	—	—	1,341,625
Netherlands	—	3,961,564	—	3,961,564
Nigeria	1,094,210	—	—	1,094,210
Philippines	—	1,008,931	—	1,008,931
Poland	—	1,302,614	—	1,302,614
Russia	6,206,232	1,629,631	—	7,835,863
South Korea	—	6,925,067	—	6,925,067
Taiwan	—	3,845,729	—	3,845,729
Thailand	—	1,830,802	—	1,830,802
Turkey	—	1,775,617	—	1,775,617
Money Market Funds	4,256,843	—	—	4,256,843
Total Investments	$22,800,621	$55,276,338	$—	$78,076,959
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Emerging Markets Select Equity Fund